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                                                                    EXHIBIT 10.1

               MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Amended June 28, 1996)


1.       PURPOSE; DEFINITIONS.

         A. Purpose: The purpose of the Plan is to attract, retain and motivate officers, key employees, consultants and directors of the Company, or a Subsidiary, by giving them the opportunity to acquire Stock ownership in the Company. Options granted under this Plan may be Incentive Stock Options ("ISO") or Non-statutory Stock Options, as determined by the Administrator.

         B. Definitions: For purposes of the Plan, the following terms have the following meanings:

                   (1)     "Administrator" means the committee referred to in
                           Section 4 or the Board in its capacity as administrator of the Plan in accordance with Section 4.

                   (2)     "Board" means the Board of Directors of the Company.

                   (3) "Commission" means the Securities and Exchange Commission, and any successor agency.

                   (4)     "Company" means Myriad International, Inc.

                   (5) "Disinterested Person" has the meaning set forth in Rule 16b-3 under the Exchange Act, and any successor definition adopted by the Commission.

                   (6)     "Effective Date" has the meaning set forth in
                           Section 2.

                   (7) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                   (8)     "Grant Date" means the date of grant of any Option.

                   (9)     "Option" means an Option granted under Section 6.

                  (10) "Option Agreement" means the written agreement covering an option.

                  (11)     "Optionee" means the holder of an Option.

                  (12) "Plan" means this Myriad Industires, Inc. 1992 Non-Statutory Stock Option Plan, as amended from time to time.

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                MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Amended June 28, 1996)



                  (13) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

                  (14) "Stock" means the Class A Common Stock of the Company, and any successor entity.

                  (15) "Subsidiary" means any corporation in which the company directly or indirectly owns a majority of the issued and outstanding voting securities.

                  (16)     "Tax Date" means the date defined in Section 7.

                  (17) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable.


2. EFFECTIVE DATE; TERM OF PLAN. The Effective Date of this Plan shall be July 22, 1992. This Plan, but not Options already granted, shall terminate automatically ten years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms. No options shall be exercisable under this Plan unless and until the Company shall have registered as a public company pursuant to the Securities Exchange Act of 1934, as amended.

3.       NUMBER AND SOURCE OF SHARES OF STOCK SUBJECT TO THE PLAN.
         Subject to the Provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan are 2,000,000 shares of stock. The Shares of Stock covered by any cancelled, expired, or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares of treasury shares.

4. ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Board or by a committee of at least two members of the Board to which administration of this Plan is delegated by the Board, all of whom shall be Disinterested Persons. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, or a Subsidiary, as it deems proper.

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               MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Adopted July 22, 1992)
                                     Page 3

         Disinterested Persons. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, or a Subsidiary, as it deems proper.

         The Administrator may also make rules and regulations which it deems useful to administer this Plan. Any decision or action or the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the committee and revest in the Board the administration of the Plan; provided that all members of the Board at the time of such action must be "Disinterested Persons."

5. PERSONS ELIGIBLE TO PARTICIPATE IN THIS PLAN. Options may be granted under this Plan to officers, employees, consultants and non-employee directors of the Company, or a Subsidiary; provided that ISO options may not be granted to consultants.

6.       GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

         A. Grant of Options. The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten years from the Effective Date to employees and consultants of the Company and its Subsidiaries. Non-employee directors of the company shall automatically be granted options to purchase 20,000 shares of Stock on the date they become a director and non-employee directors who have served for at least one full year shall receive options to purchase an additional 5,000 shares of Stock on the fifth business day following the Company's annual meeting of shareholders, commencing with the company's 1995 annual meeting of shareholders. The Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

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                MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Adopted July 22, 1992)

                                     Page 4


         B. Terms and Conditions of Grant. Options granted under this Plan shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                   (1) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                   (2) Option Term. The term of any Option shall be fixed by the Administrator, but in no event shall the term of an option be more than ten (10) years.

                   (3) Exercise Price. The Exercise Price shall be at least 100% of the fair market value of the shares of Stock covered by the Option on the Grant Date, as determined in good faith by the Administrator.

                   (4) Method of Exercise. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non-certified check.

                   (5) Restrictions on Stock; Option Agreement. At the time it grants Options under this plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

                   (6) Nonassignability of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution.

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                MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Adopted July 22, 1992)

                                     Page 5


                           During the lifetime of an Optionee, only the Optionee may exercise an Option.

                   (7)     Exercise After Termination of Employment or Death.
                           If for any reason other than permanent and total disability or death an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grade Date). If an Optionee becomes permanently and totally disabled (within the meaning of Section 11(e)(3) of the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, or dies while employed by the Company, or a Subsidiary, (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date.

                   (8) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. The Company shall have no obligation to register the shares of Stock under the federal securities laws or to take whatever other steps may be necessary to enable the shares of Stock to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by he Company to enable the offer and sale of the shares of Stock or subsequent transfers of

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                MYRIAD INTERNATIONAL, INC. 1992 STOCK OPTION PLAN
                           (As Adopted July 22, 1992)
                                     Page 6

                           any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

                   (9) Adjustment of Terms. All options granted prior to the day on which the Company registers as a public company pursuant to the Exchange Act shall be subject to adjustment as to the number of shares, term and exercise price in the sole and absolute discretion of the Committee.

7. PAYMENT OF TAXES. Unless the Administrator permits otherwise, the participant shall pay the Company in cash, promptly when the amount of such obligations becomes determinable (the "Tax Date"), all applicable local, state and federal withholding taxes applicable, in the Administrator's absolute discretion, to (i) the exercise of any Option, or (ii) the transfer or other disposition of shares acquired upon the exercise of any Option.

8. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds debentures, preferred or prior preference stock ahead of or affecting the Stock the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised, shall be adjusted, to the extent possible, so as to prevent dilution and without regard to any resulting tax consequences to the Optionee.

9. DISSOLUTION, LIQUIDATION, MERGER. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or a sale of over 80% of the assets of the Company, the Administrator, in its absolute discretion, may cancel each outstanding Option

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                MYRIAD INTERNATIONAL, INC.1992 STOCK OPTION PLAN
                           (As Adopted July 22, 1992)

                                     Page 7


         upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, or sale exceeds the exercise price of the Option. In addition to the foregoing, in the event of a merger in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised.

10. SUCCESSOR CORPORATIONS. In the event of a merger in which the Company is not the surviving corporation, the successor entity may assume the obligations under all outstanding Options.

11. NO RIGHTS AS SHAREHOLDER OR TO CONTINUED EMPLOYMENT. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option until such Optionee has acquired title to such shares. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be constructed so as to confer on any Optionee the right to continued employment by the Company, or a Subsidiary.

12. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent; provided however, that any amendment which (i) increases the number of shares of Stock available for issuance under this Plan (except as provided in Section 8), (ii) materially changes the class of persons who are eligible for the grant of Options, or (iii) materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of this Plan.

13. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be constructed in accordance with and under applicable provisions of the laws of the State of Delaware.

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